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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 1, 2004


                               UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


PENNSYLVANIA                        1-1398                   23-1174060
(STATE OR OTHER JURISDICTION      (COMMISSION FILE           (I.R.S. EMPLOYER
OF INCORPORATION)                  NUMBER)                   IDENTIFICATION NO.)


                              100 KACHEL BOULEVARD
                     GREEN HILLS CORPORATE CENTER, SUITE 400
                           READING, PENNSYLVANIA            19607
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 796-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

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UGI Utilities, Inc.                                             Form 8-K
Page 2                                                          November 1, 2004


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 1, 2004, UGI Utilities, Inc. ("UGI Utilities") amended its Service Agreement (Rate FSS) dated as of November 1, 1989 with Columbia Gas Transmission Corporation, as modified pursuant to the orders of the Federal Energy Regulatory Commission at Docket No. RS92-5-000 reported at Columbia Gas Transmission Corp., 64 FERC P. 61,060 (1993), order on rehearing, 64 FERC P. 61,365 (1993). This amendment consolidates the pipeline storage rights under two other smaller quantity contracts into a single contract, enabling UGI Utilities to make one nomination for service to Columbia Gas Transmission, rather than separate nominations. As amended, UGI Utilities can store up to 5,090,400 Dth of natural gas in Columbia Gas Transmission's storage facilities and withdraw up to 93,867 Dth per day of natural gas, for delivery to UGI Utilities' distribution system. The storage rights under the terms of the Agreement shall be reduced beginning on April 1, 2012. As, extended, the Service Agreement will remain in effect until March 31, 2014.

         On November 1, 2004, UGI Utilities amended its existing No-Notice Transportation Service Agreement (Rate Schedule CDS) with Texas Eastern Transmission, L.P. ("Texas Eastern") dated February 23, 1999, as modified pursuant to various orders of the Federal Energy Regulatory Commission. Under the Agreement, UGI Utilities can ship up to 41,000 Dth per day of natural gas on the Texas Eastern pipeline, on a no-notice basis, for delivery to UGI Utilities' distribution system. This amendment extended the termination date of the Agreement from October 31, 2004 to October 31, 2009. All other terms and conditions of the Agreement remain unchanged.

         On November 1, 2004, UGI Utilities amended its Firm Transportation Service Agreement (Rate Schedule FT-1) with Texas Eastern dated June 15, 1999, as modified pursuant to various orders of the Federal Energy Regulatory Commission. Under the Agreement, UGI Utilities can ship up to 32,475 Dth per day of natural gas on the Texas Eastern pipeline, for delivery to UGI Utilities' distribution system. As extended, the Agreement will continue in effect until October 31, 2008. All other terms and conditions of the contract remain unchanged.

         On November 1, 2004, UGI Utilities entered into a new Transportation Service Agreement (Rate Schedule FTS) with Columbia Gas Transmission Corporation. Under the Agreement, UGI Utilities can ship up to 42,000 Dth per day of natural gas on the Columbia Gas Transmission pipeline, for delivery to UGI Utilities' distribution system. The Agreement will continue in effect until October 31, 2029.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              UGI UTILITIES, INC.
                                              (REGISTRANT)



                                              By: /s/  Thomas M. Jackal
                                                  ------------------------------
                                                  Thomas M. Jackal
                                                  Vice President-Law



Date:  November 5, 2004